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                SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                          --------------

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of The
                   Securities Exchange Act of 1934

                           --------------

     Date of Report (Date of earliest event reported) July 28, 1997


                       AMERICAN EXPRESS COMPANY
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      (Exact name of registrant as specified in its charter)



       New York                    1-7657                  13-4922250
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(State or other juris-          (Commission              (IRS Employer
 diction of incorporation)       File Number)          Identification No.)


200 Vesey Street, World Financial Center
          New York, New York                                  10285
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(Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code (212) 640-2000
                                                        --------------


       (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On July 28, 1997, the Registrant issued a press release announcing its second quarter earnings and distributed an Earnings Conference Call Summary. Such press release is filed herein as Exhibit 99.1, and such Earnings Conference Call Summary is filed herein as Exhibit 99.2.



Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits

         (c) Exhibits

             99.1  Press release of American Express Company dated
                   July 28, 1997.

             99.2  Second Quarter 1997 Earnings Conference Call
                   Summary of American Express Company.

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                                   SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        AMERICAN EXPRESS COMPANY
                        -------------------------
                        (REGISTRANT)







                         By /s/    Stephen P. Norman
                         ---------------------------
                         Name:     Stephen P. Norman
                         Title:    Secretary









DATE:  July 29, 1997
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                                EXHIBIT INDEX


Item No.                         Description
---------                        -----------

99.1         Press release of American Express Company dated
             July 28, 1997.

99.2         Second Quarter 1997 Earnings Conference Call
             Summary of American Express Company.